CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                                POWER OF ATTORNEY


         That each of the undersigned officers and trustees of Claymore Exchange-Traded Fund Trust 2, a statutory trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Kevin M. Robinson and Melissa J. Nguyen as true and lawful attorneys and agents, with full power and authority to execute in the name and on behalf of each of the undersigned as such officers or trustees, a Registration Statement on Form N-1A, including any pre-effective amendments and/or any post-effective amendments thereto and any other filings in connection therewith, and to file the same under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust's shares of beneficial interest; granting to such attorney and agent full power of substitution and revocation in the premises; and ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 29th day of May 2008.

                                             /s/ Steven M. Hill
                                             ---------------------------------
                                             Steven M. Hill
                                             Chief Accounting Officer, Chief
                                             Financial Officer, and Treasurer

                                             /s/ Randall C. Barnes
                                             ---------------------------------
                                             Randall C. Barnes
                                             Trustee

                                             /s/ Nicholas Dalmaso
                                             ---------------------------------
                                             Nicholas Dalmaso
                                             Trustee

                                             /s/ Ronald A. Nyberg
                                             ---------------------------------
                                             Ronald A. Nyberg
                                             Trustee

                                             /s/ Ronald E. Toupin, Jr.
                                             ---------------------------------
                                             Ronald E. Toupin, Jr.
                                             Trustee